Exhibit 99.2
Nasdaq: MRNS @MarinusPharma Photo Credit: Kelly Crews Photography Ryan (center) Living with CDKL5 deficiency disorder Corporate Presentation March 2023

©2023 Marinus Pharmaceuticals. All Rights Reserved I To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our expected revenue and operating expenses for 2023; our commercialization plans for ZTALMY® and clinical development plans for ganaxolone and the expected timing thereof; our anticipated and potential financing plans; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data; the potential safety and efficacy and therapeutic potential of ganaxolone; timing and expectations regarding the potential benefits ZTALMY will provide for patients and physicians, our expectations regarding the ZTALMY One program; timing and expectations regarding regulatory communications and submissions; expectations regarding our agreement with BARDA; expectations regarding our collaborations with ex-US partners; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; expectations regarding our cash flow and cash runway; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to our ability to establish commercial infrastructure and capabilities to deliver commercial supply of ZTALMY, patient and physician acceptance of ZTALMY, our ability to obtain adequate market access for ZTALMY; our ability to comply with the FDA’s requirement for additional post-market studies in the required timeframes; the timing of regulatory filings, including the timing of filing the ganaxolone MAA with the EMA; the potential that regulatory authorities, including the FDA and EMA, may not grant or may delay approval for our product candidates; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or EMA may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidates; our ability to obtain, maintain, protect and defend intellectual property for our product candidates; the potential negative impact of third party patents on our or our collaborators’ ability to commercialize ganaxolone; delays, interruptions or failures in the manufacture and supply of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to service those markets; our cash and cash equivalents may not be sufficient to support our operating plan for as long as anticipated; our expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; our ability to obtain additional funding to support our commercial and clinical development programs; the potential for our ex-US partners to breach our collaboration agreement or terminate the agreement in accordance with its terms; the effect of the COVID-19 pandemic on our business, the medical community, regulators and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidates. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see filings we have made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Safe Harbor Statement 2

©2023 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Development Pipeline 3 PDUFA date March 2022 MAA filing validation Q4 2021 Ph3 patient enrollment Q1 2022 Topline data 1H 2024 GANAXOLONE Phase 1 Phase 2 Phase 3 Approved Oral Suspension Intravenous Intravenous Intravenous Oral Suspension (Second Gen. Formulation) Administered Seizure Disorders Oral Suspension CDKL5 Deficiency Disorder Marigold Study FDA approved Topline data 2H 2023 Enroll first patient 2H 2023 First cohort data year end 2023 Initiate multiple ascending dose trial Q2 2023 Topline data Q1 2024 Ongoing trial Planned future trial Preclinical Lennox-Gastaut Syndrome Anticipated Milestones EU CHMP opinion Q2 2023 Refractory Status Epilepticus RAISE Trial Tuberous Sclerosis Complex TrustTSC Trial Established Status Epilepticus RESET Trial Second Generation Formulation Refractory Status Epilepticus RAISE II Trial Ganaxolone is a positive allosteric GABAA receptor modulator with a well-defined MOA designed to treat patients suffering from seizure disorders. Ganaxolone is designed to modulate both synaptic and extrasynaptic GABAA receptors to calm over-excited neurons.

Ganaxolone U.S. Market Opportunity

	Oral Ganaxolone		Intravenous (IV) Ganaxolone			Second Generation Product Development
	COMMERCIAL	PIPELINE	PIPELINE			PIPELINE
Indication	CDKL5 deficiency disorder	Tuberous sclerosis complex	Refractory status epilepticus		Established status epilepticus	Lennox-Gastaut syndrome
Stage	Ztalmy (ganaxolone) oral suspension | 50 mg/mL *FDA approved for seizures associated with CDD in patients 2 and older*	TrustTSC - Ph3 TrustTSC trial underway - Topline data anticipated Q1 2024	raise - Ph3 RAISE trial underway - Topline data anticipated 2H 2023	raise II - Ph3 RAISE II trial for European registration expected to initiate 2H 2023	RESET - First cohort data anticipated year end 2023	- Initiate multiple ascending dose trial Q2 2023
Incidence / Prevalence	- 1:40,000 live births[1] - 90-100 U.S. newborns / year	- 1:6,000 live births[2] - 25-40k refractory U.S. patients	35k U.S. patients / year[3,5]		75k patients / year [3,4]	- 26:100,000 people[6] - 48k U.S. patients
Seizure type(s)	Generalized and focal seizures	Focal seizures (primarily)	Continuous/persistent electrographic or clinical seizures			- Drop seizures (atonic, tonic, or tonic-clonic) - 90% intractable

Not for promotional use

MARINUS

[1] Symonds JD 2019 Brain
[2] Curatolo P, Bombardieri R, Jozwiak S. Tuberous sclerosis. Lancet. 2008;372:657–68.
[3] DeLorenzo RJ et al. J Clin Neurophysiol. 1995; 12: 316-325
[4] Kapur et al. N Engl J Med 2019;381:2103-13
[5] Rossetti and Lowenstein. Lancet Neurol. 2011 Oct; 10(10): 922–930
[6] Trevathan et al. (1997). Epilepsia, 38(12), 1283–1288

©2023 Marinus Pharmaceuticals. All Rights Reserved I 4

ZTALMY® (ganaxolone) oral suspension CV Marigold Clinical Data & Commercial Launch Not for promotional use

©2023 Marinus Pharmaceuticals. All Rights Reserved I 6 Ganaxolone Placebo 0 10 20 30 40 Median Percent Reduction 28-day Frequency of Major Motor Seizures 30.7% 6.9% *Wilcoxon Rank-Sum Test **Hodges-Lehman Estimate of Median Dif erence Patients taking ganaxolone experienced a significant reduction in seizure frequency Ganaxolone reduced the frequency of monthly major motor seizures by a median of 30.7% compared with 6.9% for placebo (p=0.0036)* Δ = 27.1% (47.9 - 9.6)** *Hodges-Lehmann estimate of median difference (95% confidence interval); **Wilcoxon rank-sum test Data as of July 22, 2021 1. Pestana-Knight EM, et al. Lancet Neurol. 2022;21(5):417-427. 2. Data on file. Reduction in monthly major motor seizure frequency over 24 months in OLE ► At the time of the analysis, 54 patients (61.4%) were still in the OLE study ► Median percent reductions in MMSF from baseline ranged 25% to 42% during initial 12 months and was between 44% and 56% through 24 months in the OLE phase • Open-label design and small sample size preclude efficacy conclusions from being drawn ► No new safety findings emerged in the OLE preliminary analysis and adverse reactions were consistent with the double-blind phase1 Seizure reductions were observed in OLE patients Phase 3 Marigold data published in The Lancet Neurology First international CDKL5 guidelines published in Frontiers in Neurology Phase 3 Marigold Trial and Open Label Extension Data Not for promotional use

ZTALMY® Performance Metrics Indicate Early Launch Success

Ztalmy® CV (ganaxolone)

Q4 2022:

- **$2.3M** ZTALMY® U.S. net product revenues
- **~40 completed CDD prescription enrollment forms** received from **30+ unique accounts**

Fiscal Year 2022:

- ~**90 completed CDD prescription enrollment forms** received from **60+ unique accounts**
- **>75%** of CDD patients with completed prescription enrollment forms **were able to receive reimbursed therapy**, with an **average conversion rate of ~30 days**
- **~5 average bottles** per naive patient with **median age of ~10** years old

2023 Update:

- As of February 28, 2023, total coverage for ZTALMY increased to **~220M lives**, including both commercial and government programs
  - Received favorable coverage determinations representing **~125M commercial lives** or **79% of commercial plans**; **Medicaid access in all U.S. states, Washington D.C. and Puerto Rico,** representing **~95M lives**
- **Expect** ZTALMY U.S. net product revenues of between **$15M -$17M** for the fiscal year 2023

MARINUS

Not for promotional use

©2023 Marinus Pharmaceuticals. All Rights Reserved
I 7

ZTALMY U.S. Market Opportunity & Key Accounts

Ztalmy® CV (ganaxolone)



Target patient population: ages 2-21 with seizures
1 in 40,000 live births have CDKL5 Deficiency Disorder[1]
Refractory to current treatments

~2,000 Addressable Pediatric Patients*

Several data points suggest additional market opportunity in adult population

Factors that support addressable patient population:

- 8 CDD Centers of Excellence & 40 National Association of Epilepsy Centers
- Genetic testing/screening widely used and available for early diagnoses
- Usage of ICD-10 code continues to increase
- Insights from key advocacy groups

Targeted & Scalable Commercial Structure

Sales Lead, 2 Area Directors, 16 Field Representatives

Market Access Team, 2 Area Directors, 1 Director Government Access, Channel Strategy & Operations



CDD Centers of Excellence (8)
- Included for in A & B accounts
- Sponsored by International Foundation for CDKL5
- Coordinated multi-specialty effort to address entirety of burden of disease

CDD ‘A’ Accounts (40)
- National Association of Epilepsy Centers
- Largest # of patient claims
- Early adopters
- High influence

CDD ‘B’ Accounts (47)
- Large # of patient claims
- Delayed adoption
- High influence

CDD ‘C’ Accounts (178)
- Medium # of patient claims
- Adoption of new therapies
- Require targeted commercial effort

MARINUS

[1]Symonds JD 2019 Brain
*Estimated based on Symonds JD 2019 Brain

Not for promotional use

©2023 Marinus Pharmaceuticals. All Rights Reserved | 8

Rare Epilepsies Oral Ganaxolone Pipeline

Tuberous Sclerosis Complex “Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments” - Kari Luther Rosbeck, President & CEO of the Tuberous Sclerosis Alliance

Tuberous Sclerosis Complex (TSC)

CAUSE	• Defect or mutation of TSC1 and/or TSC2 genes
SYMPTOMS	• Benign tumors, seizures, cognitive impairment, behavioral difficulties, skin abnormalities
INCIDENCE PREVALENCE	• 1:6,000 live births • ~25K-40K refractory TSC patients in the U.S.*
TREATMENTS	• Despite available treatments, continued unmet medical need
MECHANISTIC RATIONALE	• Potential neurosteroid deficiency[1] • Pathophysiology may involve GABAergic dysfunction

[1] diMichele, et al, J. Neuro Neurosurg Psychiatry, 2003
*Failure of two prior antiseizure medications with ongoing, frequent seizures.

MARINUS
©2023 Marinus Pharmaceuticals. All Rights Reserved
11

©2023 Marinus Pharmaceuticals. All Rights Reserved I TSC Phase 2 Trial Results 12 * -200 -100 -80 -60 -40 -20 0 20 40 60 80 100 Percent reduction in TSC-associated seizure frequency =median 16.6% Secondary and Exploratory Analyses Primary Endpoint Results: 16.6% median reduction in TSC-associated seizures Ganaxolone was generally well-tolerated with somnolence, sedation and fatigue reported as the most common adverse events; in addition, one treatment-related serious adverse event of seizure was reported in the trial * Secondary endpoint Proportion of patients with a ≥50% reduction in TSC-associated seizure frequency Intent to Treat (n=23) +Cannabidiol (n=12) +Everolimus (n=11) 0 5 10 15 20 25 30 35 40 45 50 36.4 25.0 30.4 Percent of patients % % % Subjects with Focal Seizure Types (n=19) 0 10 20 30 25.2 Percent reduction in focal seizure frequency (median) %

©2023 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Protocol Refinements Informed by Phase 2 13 Phase 3 Slower titration initially, designed to optimize tolerability and improve efficacy 0 7 14 21 28 35 0 20 40 60 80 100 Time (days) Approx. % Max GNX Dose TSC Ph2 Titration TSC Ph3 Titration No (n=6) Yes (n=17) 0 5 10 15 20 25 30 Somnolence-related AE Percentreduction in TSC-associated seizure frequency (median) Phase 2 Patients without somnolence related AEs experienced directionally better seizure reductions

©2023 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Trial Overview 14 ► Enrollment: ~162 patients, targeting 85 sites in the U.S., Western Europe, Canada, Israel and Australia ► Primary Endpoint: Percent change in 28-day TSC-associated seizure frequency ► Key Secondary Endpoints: Percent change in TSC-associated seizure frequency during 12-week maintenance period, 50% responder rate, and clinical global impression ► FDA has indicated a single pivotal TSC Phase 3 trial could be sufficient for approval Ganaxolone Placebo Baseline (4 weeks) Titration (28 days) Maintenance (12 weeks) Eligible Patients with TSC R 1:1 Primary Endpoint Analysis Open-label Ganaxolone Double-blind Phase

Second Generation Product Development

©2023 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Ganaxolone 16 Goals Target Oral Pharmacokinetic Profile Increase efficacy Consistent delivery to achieve target plasma concentration Improve tolerability Optimize PK profile to reduce Cmax-related adverse effects Reduce dosing frequency More sustained exposure to allow once- or twice-daily dosing Lower cost of goods Better absorption to reduce API requirements per dose Enhance IP protection Improve formulation characteristics to provide opportunity for new IP AUC Cmax Tmax MEC MTC Current profile Target profile Increase the proportion of time the plasma level exceeds a minimally effective concentration (MEC) Avoid a significant increase in peak level (Cmax) that would exceed the maximum tolerated concentration (MTC) Second-generation ganaxolone development approaches: • Reformulation • Prodrug

©2023 Marinus Pharmaceuticals. All Rights Reserved I Phase 1 Oral Reformulation Single Ascending Dose (SAD) PK Ganaxolone reformulation demonstrates linear kinetics at single doses from 100-1200 mg 0 500 1000 1500 2000 2500 3000 3500 100 200 300 400 500 600 700 800 900 1000 1100 1200 Mean AUC0-t (ng*hr/mL) Dose (mg) AUC Reference Reformulation MAD historical reference 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 100 200 300 400 500 600 700 800 900 1000 1100 1200 Mean Cmax (ng/mL) Dose (mg) Cmax Reference Reformulation MAD historical reference Trial Design Single dose PK trial in healthy adult volunteers Evaluated PK profile of 100, 200, 400, 600, 900 and 1200 mg of reformulated oral ganaxolone Compared to reference formulation (ganaxolone suspension) at doses of 400, 600 and 900 mg Ganaxolone reformulation administered as sprinkle mixed with water or yogurt 17

©2023 Marinus Pharmaceuticals. All Rights Reserved I 18 Modeling of multiple dose BID PK from SAD data Cmax ~ 187 ng/mL Cmin~ 50 ng/mL Steady state PK modeling shows linear dose exposure relationship up to 1500 mg BID for ganaxolone reformulation 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 100 200 300 400 500 600 700 800 900 1000 1100 1200 Mean Cmax (ng/mL) Dose (mg)* Cmax Reformulation multiple dose PK model MAD data oral suspension Measured ganaxolone concentration, 900 mg single dose Modeling of BID PK from SAD study, 900 mg BID Oral suspension: 900 mg BID Reformulation: 900 mg BID Cmax ~ 251 ng/mL Cmin~ 92 ng/mL Oral Ganaxolone Steady state Reformulation: Potential for Optimized Efficacy, Tolerability and Dosing Frequency

©2023 Marinus Pharmaceuticals. All Rights Reserved I Next Steps: Ganaxolone Reformulation and Prodrug 19 Ganaxolone Prodrug Cohort Dose (BID) N Vehicle Diet 1 600 6 A A 2a 900 6 B B 2b 900 6 B A 2c 900 6 C A 3a 1200 6 B B 3b 1200 6 B A MAD Trial design • Healthy adult volunteers • 36 subjects in 6 equal cohorts • All cohorts receive BID GNX reformulation • Steady state PK assessment on Day 8 • Incorporates assessment of food effect and vehicle Oral prodrug candidate selected Goals: • Optimize PK parameters for efficacy, tolerability and dosing frequency • Increase absorption (oral), solubility (IV) Preclinical: IND-enabling trials to initiate Q3 2023 Clinical: Phase 1 trials to initiate Q3 2024 MAD trial starting Q2 2023 Planning to finalize clinical program design for Lennox-Gastaut syndrome in second half of 2023

©2023 Marinus Pharmaceuticals. All Rights Reserved I Development plan goals • Efficiently select next generation product for clinical development in LGS and other potential indications • Proceed with targeted investments in parallel formulation and prodrug development to accelerate entry to Phase 2/3 • Ensure data related to PK, PD and CMC is sufficient to inform decisions to enter and advance clinical development Pathways to a Novel Oral Formulation for Lennox-Gastaut Syndrome Phase 2A LGS Key Decision Point: Selection of optimal LGS development candidate: prodrug or next generation ganaxolone formulation Reformulation Candidates Final decision for Phase 2b & 3 will be driven by pharmacokinetics, safety / tolerability, dosing schedule, IP and COGS Preclinical PK Candidate 1 Preclinical PK Candidate 2 Prodrug Candidates >150 synthesized Screening IND enabling studies Preclinical PK SAD MAD Phase 3 LGS SAD Phase 2B LGS = Decision point SAD: single-ascending dose MAD: multiple-ascending dose Reformulation Prodrug 20 MAD

Acute Seizure Disorders Intravenous (IV) Ganaxolone Pipeline

Status Epilepticus

Status Epilepticus (SE): Definition and Epidemiology

SE is the
second most common
neurologic emergency in the U.S.[1]
150,000 cases per year[2]

Background

Prolonged continuous or near-continuous seizures

Heterogeneous patient population with etiologies that include brain tumors, stroke, encephalitis, drug intoxication, or alcohol withdrawal

Pre-existing epilepsy in less than half of SE cases

Status epilepticus can result in permanent neuronal damage and contribute to high morbidity and mortality

Becomes more treatment refractory with progression

MARINUS

1. Anesthesia and Intensive Care Medicine, February 02, 2018 , Update on the management of status epilepticus
2. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316-325

©2023 Marinus Pharmaceuticals. All Rights Reserved I 23

Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment

Ganaxolone activates the extrasynaptic $GABA_A$ receptor, is associated with high brain concentrations, and delivers a rapid onset of action.



Presynaptic terminal
Postsynaptic membrane



GABA
GABA binding sites
GNX binding sites
GABA receptors
Postsynaptic membrane
Normal GABAergic signaling
Increased GABAergic signaling
Positive Allosteric Modulation

Experimental PK – plasma and brain[1]



Concentration (ng/ml or ng/g)
Brain ganaxolone
Plasma ganaxolone
Time (min)

Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice

Human PK[2]

Following 30 mg ganaxolone bolus (over 5 minutes):

C_{max} 1,240 ng/mL
T_{max} 0.08 hrs

Human PD – EEG changes[2]

EEG bispectral index in healthy volunteers following IV ganaxolone



BIS
PBO, 2-min Slow Bolus (n=2)
10 mg, 5-min Slow Bolus (n=3)
20 mg, 2-min Slow Bolus (n=6)
30 mg, 5-min Slow Bolus (n=3)
2-min bolus (PBO and 20-mg groups)
5-min bolus (10- and 30-mg groups)
Time (min)

MARINUS

1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment-resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7.
2. Data on file, Marinus Pharmaceuticals, inc.

©2023 Marinus Pharmaceuticals. All Rights Reserved I 24

©2023 Marinus Pharmaceuticals. All Rights Reserved I Strategic Approach to SE Clinical Development 25 1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316-325 2. Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13. 3. Rossetti and Lowenstein. Management of refractory status epilepticus in adults Lancet Neurol. 2011 Oct; 10(10): 922–930 Benzodiazepine Administered (Medically induced Coma) Established Status Epilepticus (ESE) IV AEDs (antiepileptic drugs) IV Anesthetics Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line Status Epilepticus 2nd Line 3rd Line 150,000 Pts/Year1 75,000 Pts/Year2 35,000 Pts/Year3 10,000 Pts/Year3

Phase 2 Refractory Status Epilepticus Trial (RSE) Design

Screening → SE Patients

- Diagnosis of convulsive or non-convulsive SE
- Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics

Treatment Period		
Loading Dose	Maintenance	Taper
Bolus plus continuous infusion	2-4 day infusion	18-hour taper

→

Post-treatment Follow-up	
24 hour	Weeks 2, 3, 4

Cohort	Dose of ganaxolone/day	N
Low	500mg/day	5
Medium	650mg/day	4
High	713mg/day	8

17 patients enrolled

8 males, 9 females

Mean age: 57 years old (range: 23-88)

Goals of a new treatment

- Rapid cessation
- Maintenance of seizure control
- Prevent progression to IV anesthetics

Limitations of current treatments

- **1st line** Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects
- **2nd line** Ineffective in over 50% of established SE; further decreased response in refractory SE
- **3rd line** IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care

Endpoints

- **Primary:** Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation
- **Secondary:** Additional efficacy, safety and tolerability

MARINUS

©2023 Marinus Pharmaceuticals. All Rights Reserved
26

©2023 Marinus Pharmaceuticals. All Rights Reserved I 27 Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Data presented at AES 2019 AEDs – antiepileptic drugs Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status-free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the 4-wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Safety Summary: • 2 treatment emergent serious adverse events noted as severe sedation • 13 treatment emergent adverse events: 5 moderate (4 somnolence; 1 hypercarbia); 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) Trial data published in Epilepsia

PK/PD Relationship and Rationale for Target Dose

Modeled PK Curves for All Dose Groups


GNX Plasma Concentration (ng/mL)
1,000
800
600
400
200
0
0
6
12
18
24
Time (hrs)
Low
500mg/day
Medium
650mg/day
High
713mg/day

High Dose Achieved Target Range
≥ 500 ng/mL for ~8 hours

Seizure Burden Reduction Occurred Rapidly in All Dose Groups


Low
500mg/day
Medium
650mg/day
High
713mg/day
% Change in EEG Seizure Burden
(seizure time / total time period)
"Medium" dose
< 500 ng/mL
"Low" dose
< 500 ng/mL
"High" dose
< 500 ng/mL
0
-20
-40
-60
-80
-100
-1
0
1
2
4
6
8
10
12
14
GNX initiation
Time (hrs)
= Time point of seizure recurrence when GNX dosing targets were < 500 ng/mL

Only **High Dose** Provided Sustained Reduction (>80%) Throughout Entire Analysis Window

MARINUS
Data presented at AES 2019
PK: Pharmacokinetics / PD: Pharmadynamic
©2023 Marinus Pharmaceuticals. All Rights Reserved
I 28

RAISE: Phase 3 Trial in Refractory Status Epilepticus

xraise

TRIAL DESIGN

- Double-blind, randomized, placebo-controlled trial in 124 patients with RSE

DOSING

- 36-hour infusion followed by a 12-hour taper (48-hour treatment)
- Phase 2 dose paradigm and extends ganaxolone plasma exposure ≥ 500 ng/mL for 12 hours

CO-PRIMARY ENDPOINTS

- Proportion of participants with SE cessation within 30 minutes of trial drug initiation without medications for acute treatment of SE
- Proportion of participants with no progression to IV anesthesia for 36 hours following trial drug initiation

SECONDARY ENDPOINTS

- No progression to IV anesthesia for 24 hours off trial drug (72 hours)
- Time to SE cessation
- Healthcare utilization metrics (e.g., length of stay, # of ICU days
- Functional outcomes

ANALYSIS

- Sequential testing of primary followed by key secondary endpoints
- Analysis plan allows for potential interim analysis at N=82 subjects



Treatment Period
Follow-up Period
Daily
Hours 0 -24
Day 2
Hours 24-48
Hours 36-48 (taper)
Daily
48-120 hours
Weeks
1,2,3 & 4
SCREENING
Bolus dose
Continuous Infusion
Taper
Dose Initiation
(Time 0)
Treatment duration is 2 days (including a 12-hour taper)

MARINUS

Ganaxolone development for RSE is being funded, in part, by the Biomedical Advanced Research and Development Authority (BARDA), part of the Office of the Assistant Secretary for Preparedness and Response at the U.S. Department of Health and Human Services, under contract number 75A50120C00159.

©2023 Marinus Pharmaceuticals. All Rights Reserved I 29

©2023 Marinus Pharmaceuticals. All Rights Reserved I Patient Demographics: RSE Phase 2 vs. Phase 3 30 *This is preliminary data is as of the end of Q3 2022 and may not be representative of demographics of patients upon full enrollment of the RAISE trial Age (mean range) Consented Subjects Dosed History of Epilepsy Seizure Burden (Standard Deviation) 56.9 (23-88) 55.6 (15-88) 53% 58% 81% 57% 61.4% (37) 44.6% (36) STESS (SE Severity Score - mean range) Etiology With Prominent Motor features 2.8 (0-6) 2.8 (0-6) 29% 22% Tumors Stroke/hemorrhage Traumatic brain injury Neurodegenerative disorder Alcohol withdrawal Illicit drug use Metabolic disturbance Infection Autoimmune disorder Tumors Stroke/hemorrhage Traumatic brain injury Alcohol withdrawal Infection Autoimmune disorder Medication noncompliance Tuberous sclerosis Open Label Phase 2 RSE Trial Phase 3 RSE Trial*

©2023 Marinus Pharmaceuticals. All Rights Reserved I RESET: Phase 2 Trial in Established Status Epilepticus 31 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13. Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • FDA has indicated alignment on overall study design • Exception From Informed Consent community engagement planning underway • Planned start in 2H 2022 Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically Established Status induced Coma) Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 2nd Line 3rd Line Status Epilepticus ICU Tertiary Center ICU Emergency Room Key Trial points: • Patients with convulsive status epilepticus • New dosing paradigm • Exception From Informed Consent community engagement underway • Sequential subject cohorts will evaluate dose and duration of treatment

RESET Trial Design in Established Status Epilepticus

RESET



Dose Optimization Phase
Convulsive SE (N=40)
Fail BZD
Ganaxolone bolus
IV ganaxolone infusion 1
SOC IV AED
YES
Seizures
NO
Ganaxolone bolus
IV ganaxolone infusion 2
YES
Seizures
NO
Ganaxolone bolus
IV ganaxolone infusion 3
YES
Seizures
NO
SOC
Screening
Enrollment
Treatment Phase
<30 min

After each 5-subject cohort, will evaluate:

- Bolus – safety (sedation) / efficacy within 30 min
- Infusion – safety (sedation) / efficacy during ganaxolone infusion
- Duration – efficacy after infusion has been completed

Dose optimization phase **followed by double-blind phase with selected regimen**

MARINUS

©2023 Marinus Pharmaceuticals. All Rights Reserved I 32

©2023 Marinus Pharmaceuticals. All Rights Reserved I RAISE II: Phase 3 Trial in Refractory Status Epilepticus 33 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13. Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically Established Status induced Coma) Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 3rd Line Status Epilepticus 2nd Line ICU Tertiary Center ICU Emergency Room RAISE vs. RAISE II TARGET PATIENT POPULATION Failure of at least two or more treatments, either: Benzodiazepine(s) + > 1 IV AED OR > 2 IV AEDs (n=124) Failure of benzodiazepines and at least one IV AED’s (RSE) (n=70) COMPARATOR Ganaxolone vs. Placebo in patients receiving background standard of care Ganaxolone vs. Placebo with concurrent IV AED initiation PRIMARY ENDPOINT Co-primary endpoints: (1)SE cessation within 30 min (2) no escalation to IV anesthesia within 36 hrs Responder analysis: SE cessation within 30 min and no escalation of care within 36 hrs Trial Goals: • Support potential European approval in RSE • Potential indication expansion opportunity (relative to the RAISE trial population)

Building Commercial Infrastructure for Future IV Launches

©2023 Marinus Pharmaceuticals. All Rights Reserved I Clinical and Healthcare Costs Associated with RSE 35 Utilization and Cost Outcomes Metric Cohort 1 (≤ 1 IV AED) Cohort 2 (> 1 IV AED) Cohort 3 (≥ 1 IV anesthetic) All Unique RSE patient encounter, N (%) 14,694 (33.4) 10,140 (23.1) 19,154 (43.5) 43,988 (100) Hospital length of stay (LOS) (days) Mean* 4.7 7.2 12.0 8.4 Median* 3 4 8 5 ICU LOS (for ICU patients only) Mean* 2.7 3.1 6.6 5.4 Median* 2 2 4 3 Total hospital cost* ($USD) Mean* $11,532 $18,328 $41,858 $26,304 Median* $6,812 $10,592 $24,105 $13,201 * Indicates p<0.05 across all pairwise comparisons Source: Guterman EL 2021 JAMA Neurol. Ganaxolone may offer the potential to reduce hospital costs and length of stay Treatments that prevent progression to SRSE with its associated complications may reduce length of stay and hospital costs

©2023 Marinus Pharmaceuticals. All Rights Reserved I Differentiated Market Access Strategy to Ensure Success for IV Ganaxolone Formulation (DRG), diagnosis-related group reimbursement 36 PRICING & REIMBURSEMENT • U.S./EU Pricing research initiated and ongoing • Determining New Technology Add-on Payment (NTAP) timing • Evaluating DRGs and other hospital payment systems DELIVERY & PATIENT ACCESS • Aligning on distribution pathway • Building plan for RSE and evaluating impact of ESE expansion VALUE PROPOSITION & HEALTH ECONOMIC MESSAGING • Assessing current treatment protocols • Evaluating burden of illness and hospital impact to expand & include cost avoidance metric CUSTOMER ENGAGEMENT • Considering impact of hospital networks to payer team • Ongoing assessment of potential hospital target segmentation underway

Financial Update

©2023 Marinus Pharmaceuticals. All Rights Reserved I Financial Overview 38 Analyst Coverage*: Cantor Fitzgerald: Charles C. Duncan, Ph.D. Cowen: Joseph Thome, Ph.D. H.C. Wainwright & Co: Douglas Tsao Jefferies: Andrew Tsai JMP Securities: Jason N. Butler, Ph.D. Ladenburg Thalmann: Michael Higgins Oppenheimer: Jay Olson RBC: Brian Abrahams RW Baird: Brian Skorney SVB Securities: Marc Goodman Truist: Joon Lee, M.D., Ph.D. *Note: Opinions, estimates, and forecasts of the individual analysts regarding Marinus do not represent opinions, estimates, and forecasts of Marinus. The listing above does not imply endorsement or concurrent with their information, conclusions, or recommendations. 1 Fully dilutive total includes impact of pre-funded warrants, convertible preferred stock and outstanding stock options and RSU’s Investor Relations – Nasdaq: MRNS 2023 Full Year Guidance Revenues: • U.S. Ztalmy Net Product Revenue: $15 - $17 million • BARDA Revenue: $8 - $11 million Operating Expenses • FY 2023 GAAP operating expenses (SG&A and R&D) of between $165 - $175 million; total includes approximately $16 million of non-cash stock-based compensation Financial Summary (at December 31, 2022): • $240.6 million in cash and cash equivalents • $75 million in debt • 49.6 million shares outstanding; 59.0 million shares outstanding on a fully dilutive basis1

Liquidity Overview

Financial Summary (as of December 31, 2022):

- $240.6 million in cash and cash equivalents
- $75 million in debt from Oaktree Capital agreement; interest-only through May 2024, matures 2026
- $32.5 million revenue interest financing agreement with Sagard Healthcare Partners (executed Q4 2022)

Q4 2022 Financing Activity:

- Net equity raise of $64.5 million from issuance of 12.4 million shares of common stock and 2.1 million of pre-funded warrants
- $32.5 million in gross proceeds from revenue interest financing agreement with Sagard
- $10 million gross upfront fee from collaboration with Tenacia Biotechnology (Shanghai) Co., Ltd. for China market

Completed & Potential Non-Dilutive Funding Options:

Q1 2022

Q1 2022
$30 million
Oaktree Capital Credit Funding
- Drawn March '22 based upon FDA CDD approval

Q3 2022
$110 million
Sale of PRV
- Completed August '22

Q4 2022
$32.5 million
U.S. revenue interest financing
- Completed October '22

Q4 2022
$10 million
Tenacia partnership upfront (China)
- Completed November '22

Additional credit available under Oaktree Capital facility
- Potential to draw $25 million of additional funding[1]

Ongoing R&D Reimbursement: BARDA and Orion Corporation

Orion & Tenacia Potential Milestones & Royalties

Note: All values shown are gross transactional proceeds

[1] Marinus **potential to draw** subject to achievement of certain clinical and financial milestones

MARINUS
©2023 Marinus Pharmaceuticals. All Rights Reserved
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Intellectual Property

©2023 Marinus Pharmaceuticals. All Rights Reserved I Multiple Layers Of Potential Protection 41 Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in U.S. and EU, respectively. Orphan drug designation for SE provides 7 years regulatory exclusivity in U.S. Patents/ Patent Applications Expiration Date Status Epilepticus Method of Use Applications pending on potential dosing regimens for SRSE and ESE 2041/2042 U.S. patent granted on clinical regimen, applications pending in other jurisdictions 2040 Formulation Licensed Captisol® patents Through 2033 Applications pending on IV formulation 2036 CDKL5 Deficiency Disorder Method of Use Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Licensed patent granted in U.S. for treatment of epileptic disorders 2037 Application pending on potential dosing regimen 2038/2041/2042 Formulation Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Tuberous Sclerosis Complex Method of Use Application pending on potential dosing regimen 2040/2041/2042 Formulation Patents granted in U.S. and Europe (oral suspension) 2031 (if PTE granted) Second Generation Ganaxolone Formulation Application pending on potential second generation formulations 2042/2043